UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 06, 2026

CRYO-CELL INTERNATIONAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40767	22-3023093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Brooker Creek Blvd. Suite 1800
Oldsmar, Florida		34677
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 749-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCEL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 6, 2026, Cryo-Cell International, Inc. (the "Company”) received a written notice from NYSE Regulation stating that it had accepted the Company’s plan to regain compliance with the continued listing standards of the NYSE American LLC ("NYSE American").

As previously disclosed, the Company submitted a compliance plan to NYSE American on April 8, 2026. NYSE Regulation accepted the plan and granted the Company a plan period through September 9, 2027 to regain compliance with the applicable continued listing standards.

During the plan period, the Company’s common stock will continue to be listed and traded on NYSE American, subject to the Company’s compliance with the initiatives and conditions set forth in the compliance plan and continued periodic review by NYSE Regulation.

There can be no assurance that the Company will be able to regain compliance with the NYSE American continued listing standards by the September 9, 2027 plan period deadline. If the Company fails to regain compliance by such date, or fails to make progress consistent with the accepted compliance plan during the plan period, NYSE American may initiate delisting proceedings.

Item 7.01 – Regulation FD Disclosure

On May 8, 2026, the Company issued a press release announcing that NYSE Regulation had accepted the Company’s plan to regain compliance with the NYSE American continued listing standards and granted the Company a plan period through September 9, 2027 to regain compliance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 8, 2026 announcing receipt of the notice
104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cryo-Cell International, Inc.

Date:	May 8, 2026	By:	/s/ David Portnoy
David Portnoy, Chairman and Co-CEO